                                                                    Exhibit 10.2



                                 LIMITED WAIVER

                          Dated as of December 5, 2002



The CIT Group/Business Credit, Inc.,
as Administrative Agent and Collateral Agent

Each Lender (as defined below) party to, the Credit Agreement (as defined below)

Ladies and Gentlemen:

      Reference is made to that certain Credit Agreement dated August 3, 2001 by and among Arris International, Inc., a Delaware corporation ("COMPANY"), Arris Interactive L.L.C., a Delaware limited liability company ("ARRIS"), each of Company's subsidiaries listed on the signature pages thereof (Company, Arris Interactive and each such subsidiary are collectively referred to on a joint and several basis, as the "BORROWERS"), the financial institutions party thereto from time to time (collectively, the "LENDERS"), Credit Suisse First Boston and The CIT Group/Business Credit, Inc., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), syndication agent and collateral agent for Lenders, as amended by that certain First Amendment to Credit Agreement dated as of January 8, 2002, as supplemented by that certain Acknowledgement dated as of March 21, 2002, as further amended by that certain Second Amendment to Credit Agreement dated as of April 17, 2002, as further amended by that certain Third Amendment to Credit Agreement dated as of April 24, 2002, as further amended by that certain Fourth Amendment to Credit Agreement dated as of May 31, 2002, as further supplemented by that certain Fifth Amendment dated as of September 30, 2002, as further supplemented by that certain Consent dated as of September 30, 2002 and as further amended by that certain Sixth Amendment to Credit Agreement dated as of November 21, 2002 (as so amended, supplemented or otherwise modified as of the date hereof, the "CREDIT AGREEMENT"). Capitalized terms used in this limited waiver (the "LIMITED WAIVER") without definition shall have the meanings herein as set forth in the Credit Agreement.

      Requisite Lenders hereby waive the restrictions contained in subsection
7.5 of the Credit Agreement that would prohibit, from the date hereof through May 15, 2003, (i) Company, Arris and/or Holdings from repaying principal due on and redeeming the Convertible Subordinated Notes and repaying any other amounts required to be repaid in connection with such redemption and/or repayment or
(ii) Company or Arris making Restricted Junior Payment to Holdings to permit it to make any such repayment or redemption, so long as Holdings applies the amount of any such Restricted Junior Payment for such purpose; provided, that (a) such redemption and/or repayment is in accordance with the terms of the Convertible Subordinated Notes and the Convertible Subordinated Note Indenture; (b) immediately before and after giving effect to such repayment and/or redemption or Restricted Payment, no Event of Default or Potential Event of Default shall have occurred or be continuing; (c) immediately before and after giving effect to such repayment and/or redemption or Restricted Payment, no Loans shall be outstanding; (d)
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after giving effect to such repayment and/or redemption or Restricted Payment,
Arris, Company and its Domestic Subsidiaries shall have Cash and/or Cash Equivalents in Deposit Accounts with an aggregate value of at least $50,000,000 that are subject to blocked account agreements in favor of Administrative Agent, in form and substance satisfactory to Administrative Agent; (e) after giving effect to such repayment and/or redemption, the aggregate amount expended in connection with all repayments and/or redemptions of the Convertible Subordinated Notes after the date hereof shall not have exceeded $50,000,000,
(f) Company, Arris and the other Borrowers shall have for the six month period ending immediately prior to such redemption and/or repayment or Restricted Payment paid all of their accounts payable in the ordinary course of business and in accordance with their past practices; and (g) the Chief Financial Officer of the Company shall have delivered an officer's certificate to Administrative Agent certifying compliance by the Company with the foregoing clauses (a) through (f).

      Without limiting the generality of the provisions of Section 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the waiver of the restrictions contained in subsection 7.5 that would prohibit the redemption and/or repayment by Company, Arris and/or Holdings of Convertible Subordinated Notes in accordance with the terms of the Convertible Subordinated Notes and the Convertible Subordinated
Note Indenture and any Restricted Junior Payments to be made by Company or Arris to enable Holdings to make any such purchase in the manner and to the extent described above, and nothing in this Limited Waiver shall be deemed to:

            (a) constitute a waiver of any restrictions contained in subsection
      7.5 of the Credit Agreement in any other instance or any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the purchase by Holdings, Company or Arris of Convertible Subordinated Notes or otherwise); or

            (b) prejudice any right or remedy that Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

      Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

      Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Limited Waiver and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

      Holdings and each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Limited Waiver, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to

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consent to the provisions of this Limited Waiver and (ii) nothing in the Credit
Agreement, this Limited Waiver or any other Loan Document shall be deemed to require the consent of such Loan Party to any future waivers or amendments to the Credit Agreement.

      In order to induce Lenders to enter into this Limited Waiver, each of Company, Arris and the other Borrower by their execution of a counterpart of this Limited Waiver, represents and warrants that (a) as of the date hereof no Event of Default or Potential Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) each of Company, Arris and the other Borrowers have performed all agreements to be performed on its part as set forth in the Credit Agreement.

      THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Limited Waiver shall become effective upon the execution of a counterpart hereof by each of the Borrowers and the Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

         [The Remainder Of This Page Has Been Left Blank Intentionally]



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      IN WITNESS WHEREOF, each party hereto has executed this letter agreement on the date first above written.

                                    Sincerely,

                                    ARRIS INTERNATIONAL, INC.


                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Executive Vice President, Chief
                                                Financial Officer & Secretary


                                    ARRIS INTERACTIVE L.L.C.


                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Executive Vice President



                                    ANTEC ASSET MANAGEMENT COMPANY

                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: President


                                    ANTEC LICENSING COMPANY

                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: President


                                    TEXSCAN CORPORATION

                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Chairman of the Board




                                      S-1
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                                    ELECTRONIC CONNECTOR
                                    CORPORATION OF ILLINOIS

                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Vice President


                                    POWER GUARD, INC.

                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Vice President


                                    ELECTRONIC SYSTEM PRODUCTS INC.


                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Vice President


                                    KEPTEL, INC.

                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Vice President



                                      S-2
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SUBSIDIARY GUARANTORS,
for purposes of the fifth and
sixth paragraphs only,              TEXSCAN DE MEXICO, S.A. DE C.V.


                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Chairman


                                    KEPTEL DE MEXICO S.A. DE C.V.


                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Chairman


                                    ANTEC INTERNATIONAL CORPORATION

                                    By:  /s/ Lawrence A. Margolis
                                         -----------------------------
                                         Name:  Lawrence A. Margolis
                                         Title: Director




                                      S-3
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ACKNOWLEDGED AND AGREED:

THE CIT GROUP/BUSINESS CREDIT, INC.,
individually and as Administrative Agent and Collateral Agent


By:  /s/ John F. Bohan
     -----------------------------
     Name: John F. Bohan
     Title: Vice President




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AMERICAN NATIONAL BANK AND
TRUST COMPANY OF CHICAGO

By:  /s/ Diane M. Zurick
     -------------------------------
     Name:  Diane M. Zurick
     Title: Assistant Vice President




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COMERICA BANK

By:
     -----------------------------
     Name:
     Title:




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CONGRESS FINANCIAL CORPORATION
(SOUTHERN)

By:  /s/ Morris P. Holloway
     -----------------------------
     Name: Morris P. Holloway
     Title: Senior Vice President




                                      S-7
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FLEET CAPITAL CORPORATION

By:  /s/ Douglas Strange
     -----------------------------
     Name: Douglas Strange
     Title: Vice President

GMAC COMMERCIAL CREDIT LLC

By:
     -----------------------------
     Name:
     Title:


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